Exhibit 99.1

NEWS RELEASE

Media Contact: Lilly Ackley, ackleyl@magellanhealth.com, (860) 507-1923

Investor Contact: Joe Bogdan, jbogdan@magellanhealth.com, (860) 507-1910

Magellan Health Board of Directors Appoints David Haddock as

General Counsel and Secretary of Magellan Health

PHOENIX – February 3, 2020 – Magellan Health, Inc. (NASDAQ: MGLN) today announced that the Company’s Board of Directors has appointed David Haddock as general counsel and secretary of Magellan Health, effective Monday, February 3, 2020. In this role, he will be responsible for providing company-wide legal, compliance and regulatory leadership.

“David is a superb leader with significant experience leading complex legal matters for publicly held and highly regulated organizations over a 25-year legal career,” said Ken Fasola, chief executive officer, Magellan Health. “The Board and I look forward to working with David who will serve as a trusted business partner and advisor for our Company on a wide range of strategic business matters on behalf of our customers, members and shareholders.”

“I look forward to joining the Magellan Health leadership team and am honored to have been chosen for this vital role in the Company,” said Haddock. “I’m excited to lead and start working with the outstanding legal, compliance and regulatory departments as we continue our steadfast commitment to guiding and supporting the needs of our businesses,” said Haddock.

Prior to joining Magellan, Haddock was the general counsel and corporate secretary at Quality Care Properties, Inc. (QCP), in Bethesda, Maryland, where he advised the Board of Directors, CEO and senior management on all legal matters pertinent to QCP. From 2010-2013, Haddock served as the general counsel and corporate secretary at a Sunrise Senior Living, Inc., in McLean, Virginia.

Haddock has a bachelor’s degree in English from Princeton University and earned his juris doctorate from the University of Virginia School of Law.

About Magellan Health: Magellan Health, Inc., a Fortune 500 company, is a leader in managing the fastest growing, most complex areas of health, including special populations, complete pharmacy benefits and other specialty areas of healthcare. Magellan supports innovative ways of accessing better health through technology, while remaining focused on the critical personal relationships that are necessary to achieve a healthy, vibrant life. Magellan's customers include health plans and other managed care organizations, employers, labor unions, various military and governmental agencies and third-party administrators. For more information, visit MagellanHealth.com.

Forward-Looking Statements

This release is intended to be disclosure through methods reasonably designed to provide broad, non-exclusionary distribution to the public in compliance with the Securities and Exchange Commission’s

Fair Disclosure Regulation. This release contains forward-looking statements within the meaning of the Securities Exchange Act of 1934 and the Securities Act of 1933, as amended, which involve a number of risks and uncertainties, many of which are out of our control. All statements, other than statements of historical information provided herein, may be deemed to be forward-looking statements including, without limitation, statements regarding growth and strategy. These statements are based on management’s analysis, judgment, belief and expectation only as of the date hereof, and are subject to uncertainty and changes in circumstances. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “may,” “should,” “could,” “estimate,” “intend” and other similar expressions are intended to identify forward-looking statements. Actual results could differ materially due to, among other things, the possible election of certain of the Company’s customers to manage the healthcare services of their members directly; changes in rates paid to and/or by the Company by customers and/or providers; higher utilization of healthcare services by the Company’s risk members; delays, higher costs or inability to implement new business or other Company initiatives; the impact of changes in the contracting model for Medicaid contracts; termination or non-renewal of customer contracts; the impact of new or amended laws or regulations; governmental inquiries; litigation; competition; operational issues; healthcare reform; and general business conditions. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included within the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission on February 28, 2019, and the Company’s subsequent Quarterly Reports on Form 10-Q filed during 2019. Readers are cautioned not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of this release. Segment profit, adjusted net income, and adjusted EPS information referred to herein may be considered a non-GAAP financial measure. Further information regarding these measures, including the reasons management considers this information useful to investors, are included in the Company’s most recent Annual Report on Form 10-K and on subsequent Form 10-Qs.

(MGLN-GEN)

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